REMARKETING AGREEMENT


     REMARKETING AGREEMENT, dated as of November 6, 1997 (the
"Remarketing Agreement"), by and between Enron Corp.  (the
"Company") and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
& Smith Incorporated ("Merrill Lynch").

     WHEREAS, the Company will issue $200,000,000 aggregate principal amount of Remarketed Reset Notes due November 15, 2037 (the "Notes"), such Notes to be issued under the indenture dated as of November 1, 1985, as supplemented and amended (the "Indenture"), by and between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee"); and

     WHEREAS, the Notes are to be initially offered to the public through Merrill Lynch; and

     WHEREAS, the Company has requested Merrill Lynch to act as Remarketing Underwriter (as defined in Section 2(a) hereof) in connection with the Notes, and as such to perform the services described herein; and

     WHEREAS, Merrill Lynch is willing to act as Remarketing
Underwriter in connection with the Notes, and as such to perform such duties on the terms and conditions expressly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings assigned to them in the Notes or, if not therein stated, in the Indenture relating to the offering of the Notes.

     Section 2. Appointment and Obligations of Merrill Lynch. (a) The Company hereby appoints Merrill Lynch, and Merrill Lynch hereby accepts such appointment, as the exclusive remarketing underwriter (the "Remarketing Underwriter") for the purpose of (x) recommending to the Company the Spread for each Subsequent Spread Period that, in the opinion of the Remarketing Underwriter, will enable the Remarketing Underwriter to remarket, for delivery on the Tender Date, tendered Notes at 100% of the principal amount thereof, (y) if the Company and the Remarketing Underwriter agree on the Spread referred to in (x) above, entering into a remarketing underwriting agreement (each, a "Remarketing Underwriting Agreement") with the Company, substantially in the form attached hereto as Exhibit A, pursuant to which the Remarketing Underwriter will agree to purchase the Notes tendered by the beneficial owners thereof (the "Beneficial Owners") and remarket such Notes (each such purchase and remarketing being hereinafter referred to as a "Remarketing"), and (z) performing such other duties as are assigned to the Remarketing Underwriter in the Notes and/or the Indenture and/or the applicable Remarketing Underwriting Agreement.

     Section 3. Fees and Expenses. The obligations of the Company to pay to the Remarketing Underwriter on each Tender Date the fees and expenses set forth in the applicable Remarketing Underwriting Agreement shall survive the termination of this Agreement and remain in full force and effect until all such payments shall have been made in full.

     Section 4. Removal of the Remarketing Underwriter. With respect to any Subsequent Spread Period, the Company may in its absolute discretion remove the Remarketing Underwriter by giving notice to the Remarketing Underwriter prior to 3:00 p.m., New York City time, on the Duration/Mode Determination Date applicable thereto, such removal to be effective upon the Company's appointment of a successor Remarketing Underwriter. In such case, the Company will use its best efforts to appoint a successor Remarketing Underwriter and enter into such a remarketing agreement with such persons as soon as reasonably practicable.

     Section 5. Dealing in the Notes. Subject to its compliance with applicable laws and regulations, Merrill Lynch, when acting as Remarketing Underwriter or in its individual or any other capacity, may buy, sell, hold and deal in any of the Notes. Merrill Lynch may exercise any vote or join in any action which any Beneficial Owner of Notes may be entitled to exercise or take with like effect as if it did not act in any capacity hereunder. Merrill Lynch, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder. Likewise, it or any affiliate thereof may act as the "Reference Treasury Dealer" as defined in the Company's Prospectus Supplement, dated November 6, 1997, relating to the Notes.

     Section 6.     Current Prospectus.  If Merrill Lynch
determines, based on advice of counsel, that changes in applicable law, regulations or interpretations of the Securities and Exchange Commission make it necessary or advisable to deliver a current prospectus in connection with a Remarketing, the Company shall furnish a current prospectus to be used by the Remarketing Underwriter in such Remarketing.

     Section 7.     Representations and Warranties by the
Company. The Company represents and warrants to Merrill Lynch, as of the date hereof, and as of each Tender Date as follows:

          (a) Financial Statements. The financial statements of the Company included in the Company's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, if any (the "34 Act Documents"), together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, if any, present fairly the financial position of the Company and its consolidated subsidiaries, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as otherwise disclosed in such financial statements or the notes thereto. The supporting schedules, if any, included in the Company's 34 Act Documents present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Company's 34 Act Documents present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Company's 34 Act Documents. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Company's 34 Act Documents present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

          (b) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Company's 34 Act Documents, except as otherwise stated therein, (A) there has been no material adverse change in the business, consolidated financial position or consolidated results of operations of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are materially adverse with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular distributions on the Company's common or preferred shares of beneficial interest, in amounts per share that are consistent with past practice or the applicable declaration of trust document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital shares.

          (c) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Oregon and has the corporate power and authority to own and lease its properties and to conduct its business as described in the Company's 34 Act Documents and to enter into and perform its obligations under, or as contemplated under, this Remarketing Agreement and the Remarketing Underwriting Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (d) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries"), if any, has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Company's 34 Act Documents and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Company's 34 Act Documents, all of the issued and outstanding capital stock of each Subsidiary owned by the Company, directly or through subsidiaries, has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary.

          (e) Capitalization. If the Prospectus contains a "Capitalization" section, the authorized, issued and outstanding capital shares of the Company is as may be set forth in such section, or in the Company's financial statements incorporated by reference in such Prospectus (except for subsequent issuances thereof, if any, contemplated pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or options). Such capital shares have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such capital shares were issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (f) Authorization of this Remarketing Agreement and the Remarketing Underwriting Agreement. This Remarketing Agreement and the Remarketing Underwriting Agreement have been duly authorized, executed and delivered by the Company.

          (g) Authorization of Notes. The Notes have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. Such Notes, when issued and authenticated in the manner provided for in the Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (h) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (i) Descriptions of the Notes. The Notes being sold pursuant to this Agreement conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (j) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Remarketing Agreement and the Remarketing Underwriting Agreement, the Indenture, and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby and the consummation of the transactions contemplated herein or therein (including the issuance and sale of the Notes and the use of the proceeds from the sale thereof as described under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any Agreements and Instruments (except for such conflicts, breaches, defaults, events or liens, charges or encumbrances that would not result in a Material Adverse Effect) nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

          (k) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of its subsidiaries exists, or to the knowledge of the Company, is imminent, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

          (l) Absence of Proceedings. Except as described in the Company's 34 Act Documents, there is not pending or threatened any action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Company's 34 Act Documents (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under this Remarketing Agreement or the Remarketing Underwriting Agreement or the Indenture or the performance by the Company of its obligations hereunder and thereunder.

          (m) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, having jurisdiction over the Company is required for the performance by the Company of its obligations under this Remarketing Agreement or the Remarketing Underwriting Agreement or in connection with the transactions contemplated under this Remarketing Agreement or the Remarketing Underwriting Agreement or the Indenture, except such as have been already obtained or as may be required under state securities laws.

          (n)  Title to Property.  The Company and its
     subsidiaries have good and indefeasible title to all real property owned by the Company and its subsidiaries, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Company's 34 Act Documents or (B) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Company's 34 Act Documents, are in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

          (o) Investment Company Act. The Company is not, and upon the sale of the Notes on the Tender Date as herein contemplated and the application of the net proceeds therefrom will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (p) Public Utility Holding Company Act. The Company is not subject to, or is exempt from, regulation as a "holding company" under the Public Utility Holding Company
     Act of 1935, as amended.

          (q) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Notes shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Closing Date subsequent thereto.

     Section 8. Conditions to the Remarketing Underwriter's Obligations. The obligations of the Remarketing Underwriter to purchase and remarket the Notes shall be subject to the terms and conditions of the applicable Remarketing Underwriting Agreement.

     Section 9.     Termination of this Remarketing Agreement.
Subject to Section 3 hereof relating to the payment of fees and expenses, this Agreement shall terminate as to the Remarketing
Underwriter on the effective date of the removal of such Remarketing Underwriter pursuant to Section 4 hereof.

     Section 10. Remarketing Underwriter's Performance; Duty of Care. The duties and obligations of the Remarketing
Underwriter hereunder shall be determined solely by the express provisions of this Agreement and the Notes and the Indenture and the applicable Remarketing Underwriting Agreement.

     Section 11.    GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE
PERFORMED IN SUCH STATE.

     Section 12. Term of Agreement. Unless otherwise terminated in accordance with the provisions hereof, this Agreement shall remain in full force and effect from the date hereof until the first day thereafter on which no Notes are outstanding.

     Section 13. Successors and Assigns. The rights and obligations of the Company hereunder may not be assigned or delegated to any other person without the prior written consent of Merrill Lynch, the rights and obligations of Merrill Lynch hereunder may not be assigned or delegated to any other person without the prior written consent of the Company, and any attempt by either party to do so will be unenforceable. This Agreement shall inure to the benefit of and be binding upon the Company and Merrill Lynch and their respective permitted successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any Notes merely because of such purchase.

     Section 14.    Headings.  Section headings have been
inserted in this Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provisions of this Agreement.

     Section 15. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provision of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

     Section 16. Counterparts. This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

     Section 17. Amendments. This Agreement may be amended by any instrument in writing signed by each of the parties hereto.

     Section 18. Notices. Unless otherwise specified, any notices, requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication or by telephone and confirmed in writing. All written notices shall be deemed to be validly given or made, if delivered by hand, when so delivered, or if mailed, when mailed registered or certified mail, return receipt requested and postage prepaid. All notices by telecommunication (including telephone) shall be deemed to be validly given or made when received. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company, to 1400 Smith Street, Houston, Texas 77002,
Attention: William D. Gathmann, Vice President, Finance and Treasurer, Facsimile No. (713) 646-5930; and if to Merrill Lynch, to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281-1209, Attention: Debt Syndicate, or to such other address as either of the above shall specify to the other in writing.

     Section 19. Benefit. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon or give any person other than the parties hereto any remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof, all of which shall be for the sole and exclusive benefit of the parties.

     IN WITNESS WHEREOF, each of the Company and Merrill Lynch has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.


                         ENRON CORP.


                         By:  RICHARD A. CAUSEY
                              Name:  Richard A. Causey
                              Title: Senior Vice President


                         MERRILL LYNCH & CO.
                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                         By:  DAVID MILLER
                              Name:  David Miller
                              Title: Vice President

                                                        EXHIBIT A

               REMARKETING UNDERWRITING AGREEMENT


     Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Remarketing Underwriter") hereby agrees to purchase the Notes described below (the "Notes") that have been tendered by the holders thereof for sale on ___________ __, ____ (the "Tender Date").

     It is acknowledged and agreed that the Notes need not be further registered under the Securities Act of 1933, as amended (the "Act"), and that, in connection with the remarketing of the Notes by the Remarketing Underwriter in accordance with the terms of the Remarketing Agreement dated November 6, 1997, no prospectus meeting the requirements of Section 10 of the Act need be delivered, or filed pursuant to Rule 424 under the Act.

     It is understood that the Remarketing Underwriter will deliver to purchasers and prospective purchasers, in connection with the remarketing, one or more forms of written communication describing the terms of the Notes (each, a "Remarketing Memorandum"), the form of each of which shall be delivered to Enron Corp. (the "Company") not less than two Business Days prior to its use and subject to the approval of the Company prior to its use by the Remarketing Underwriter, which approval shall not be unreasonably withheld or delayed.

     The Remarketing Underwriter shall offer to purchase Notes and purchase validly tendered Notes on the Tender Date in accordance with all applicable laws and regulations and interpretations of the Securities and Exchange Commission.

     The representations and warranties made pursuant to the above-referenced Remarketing Agreement (other than paragraphs (g) and (h)); Section 6(l) of the attached Underwriting Agreement (which dates shall be the date of the Remarketing Underwriting Agreement and the Closing Date for the relevant Tender Date);
Section 9 of the attached Underwriting Agreement (except that
Section 9 is amended to allow termination of this Agreement by the Underwriter if the Company's representations and warranties therein are not accurate and correct); paragraphs (c), (e) and
(h) of Section 5 of the attached Underwriting Agreement; and
Section 11 of the attached Underwriting Agreement are incorporated in their entirety into this Agreement and made applicable to the obligations of the Remarketing Underwriter to the extent applicable to any remarketing of the Notes, except as explicitly amended hereby. The terms "Registration Statement" and "Prospectus" shall be deemed to refer to each such document as amended to the date hereof and the Tender Date, and the term "Incorporated Documents" shall similarly be deemed to include those filed and incorporated by reference through such dates.

     If the Remarketing Underwriter determines, based on advice of counsel, that changes in applicable law, regulations or interpretations of the Securities and Exchange Commission make it necessary or advisable to deliver a current prospectus in connection with this Remarketing, the attached Underwriting Agreement shall apply in its entirety. All references in such Underwriting Agreement to (i) the "Underwriter" shall be deemed to refer to the Remarketing Underwriter, (ii) the "Purchased Securities" shall be deemed to refer to the Notes, (iii) the Underwriting Agreement shall be deemed to refer to the Remarketing Underwriting Agreement, and (iv) "Closing Date" shall be deemed to refer to the Tender Date. To the extent the provisions of such Underwriting Agreement refer to the "Prospectus" or the "Registration Statement," such references shall be deemed to refer to any Remarketing Memorandum or registration statement, if any, that the Company is required to prepare or file pursuant to applicable law, regulations or interpretations of the Securities and Exchange Commission in effect at the time of such remarketing of the Notes, including all documents incorporated by reference therein. For the purposes of Section 8 of the attached Underwriting Agreement, the relative benefit received by the Company on the one hand and the Remarketing Underwriter on the other in connection with the remarketing of the Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the aggregate public offering price of the Notes bears to the remarketing fee received by the Remarketing Underwriter pursuant to this Agreement.

     All capitalized terms not otherwise defined in this Agreement have the respective meanings assigned thereto in the Notes, the form of which is attached hereto.

Company:                           Enron Corp.
                                   1400 Smith Street
                                   Houston, Texas  77002

Remarketing Underwriter and        Merrill Lynch & Co.
Address:                           Merrill Lynch, Pierce, Fenner
                                   & Smith Incorporated
                                   Merrill Lynch World
                                   Headquarters
                                   World Financial Center
                                   North Tower, 26th Floor
                                   New York, New York  10281-1209

Title of Notes:                    Remarketed Reset Notes due
                                   November 15, 2037

Principal Amount of Notes to
be Purchased:

Title of Indenture:                Indenture dated as of
                                   November 15, 1985, as
                                   supplemented and amended, by
                                   and between the Company and
                                   the Trustee

Trustee:                           Harris Trust and Savings Bank

Current Ratings:                   Moody's Investors Service Inc.:
                                   Standard & Poor's Corporation:
                                   Duff & Phelps, Inc.:

Certain Terms of the Notes:

     Maturity:                     November 15, 2037

     Spread Determination Date:

     Duration/Mode Determination
     Date:

     Tender Notice Date:

     Interest Reset Dates:

     Tender Date:

     New Interest Rate:            As determined by application
                                   of the provisions set forth in
                                   the attached form of the Notes
                                   on the LIBOR Determination
                                   Date or the Fixed Rate
                                   Determination Date, as
                                   applicable.

     Spread:

     Interest Payment Dates:

     Subsequent Spread Period:

     Redemption Provisions:

Beneficial Owner Tender            As set forth in the attached
Provisions:                        Prospectus Supplement dated
                                   November 6, 1997.  In the
                                   event that the Remarketing
                                   Underwriter fails to purchase
                                   all Notes validly tendered for
                                   purchase on the Tender Date,
                                   then the Remarketing
                                   Underwriter shall promptly
                                   notify the Company and the
                                   Trustee of such failure.

Shorter Subsequent Spread          In the event that (A) the
Period:                            Remarketing Underwriter fails
                                   to purchase all Notes validly
                                   tendered for purchase on the
                                   Tender Date for any reason,
                                   and (B) the Company has not
                                   given notice of redemption of
                                   all of the Notes then
                                   outstanding in accordance with
                                   the provisions described in
                                   the attached form of the
                                   Notes, then the Subsequent
                                   Spread Period shall be a
                                   period of one year, which
                                   Subsequent Spread Period shall
                                   be deemed to have commenced
                                   upon the Commencement Date
                                   that coincides with the Tender
                                   Date.

Legal Opinion:                     If required to be delivered
                                   pursuant to this Remarketing
                                   Underwriting Agreement, the
                                   opinion to be delivered
                                   pursuant to Section 5(f) of
                                   the attached Underwriting
                                   Agreement shall be modified to
                                   read as follows: "the Notes
                                   have been duly authorized; a
                                   single global Note registered
                                   in the name of CEDE & Co., a
                                   nominee of The Depository
                                   Trust Company ("DTC"), has
                                   been duly authenticated in
                                   accordance with the provisions
                                   of the Indenture, paid for and
                                   delivered to DTC, and
                                   constitutes a valid and
                                   binding obligation of the
                                   Company; and the Underwriter
                                   will acquire the rights of a
                                   bona fide purchaser (as such
                                   terms are defined in the
                                   Uniform Commercial Code as in
                                   effect in the State of New
                                   York (the "UCC")) in any
                                   portion of the Notes
                                   transferred to the Underwriter
                                   by a prior owner thereof as
                                   recorded on the books of DTC,
                                   provided that  (i) the portion
                                   of the Notes transferred is an
                                   authorized denomination of the
                                   Notes, (ii) the transfer is
                                   recorded on the books of DTC
                                   by a debit to the transferor's
                                   account with DTC and a credit
                                   to the Underwriter's account
                                   with DTC, (iii) the
                                   Underwriter makes payment to
                                   such transferor of value for
                                   such transfer and (iv) the
                                   Underwriter purchases such
                                   interest in good faith and
                                   without notice of any adverse
                                   claim, within the meaning of
                                   the UCC.

                                   If required to be delivered
                                   pursuant to this Remarketing
                                   Underwriting Agreement, the
                                   opinion to be delivered
                                   pursuant to Section 5(g) of
                                   the attached Underwriting
                                   Agreement may be delivered by
                                   any counsel designated by the
                                   Remarketing Underwriter and
                                   reasonably acceptable to the
                                   Company.

Form of Notes:                     Global certificate registered
                                   in the name of the nominee,
                                   which currently is CEDE & Co.,
                                   of the depository of the
                                   Notes, which is DTC.  The
                                   beneficial owners of the Notes
                                   ("Beneficial Owners") are not
                                   entitled to receive definitive
                                   certificates representing
                                   their Notes, except under
                                   limited circumstances.  A
                                   Beneficial Owner's ownership
                                   of a Note currently is
                                   recorded on or through the
                                   records of the brokerage firm
                                   or other entity that is a
                                   participant in DTC and that
                                   maintains such Beneficial
                                   Owner's account.

Purchase Price:

100% of the principal amount       _____% of the principal amount
of the Notes.  Payable to DTC      of the Notes outstanding on
for the Beneficial Owners of       each Tender Date multiplied by
Tendered Notes.Remarketing         the number of years remaining
Fee:                               in the Stated Maturity.

Closing:                           Bracewell & Patterson, L.L.P.,
                                   711 Louisiana Street, Suite
                                   2900, Houston, Texas 77002 at
                                   9:00 a.m., Houston, Texas
                                   time, on the Tender Date.

     The foregoing terms are hereby confirmed and agreed to as of this ____ day of ___________, ____.


                         ENRON CORP.


                         By:
                             Name:
                             Title:


                         MERRILL LYNCH & CO.
                         MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED


                         By:
                             Name:
                             Title:

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